Exhibit 10.20

As of June 17, 2002

The Rowe Companies

and its Subsidiaries

1650 Tysons Boulevard, Suite 710

McLean, Virginia 22102

Attention: Mr. Gerald M. Birnbach

Re:	Fleet Capital Corporation, as Agent - The Rowe Companies and its Subsidiaries

Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement dated May 15, 2002 (as at any time amended, the “Loan Agreement”), among The Rowe Companies, a Nevada corporation, Rowe Diversified, Inc., a Delaware corporation, Home Elements, Inc., a Virginia corporation, Rowe Furniture Wood Products, Inc., a California corporation, Rowe Properties, Inc., a California corporation, Storehouse, Inc., a Georgia corporation, Rowe Furniture, Inc., a Virginia corporation, The Mitchell Gold Co., a North Carolina corporation (collectively, “Borrowers” and individually, a “Borrower”), the various financial institutions named therein (collectively, “Lenders”) and Fleet Capital Corporation, as collateral and administrative agent for itself and Lenders. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

The Loan Agreement is hereby amended by deleting the reference to “June 17, 2002” found in Section 9.1.14 of the Loan Agreement and by substituting in lieu thereof “August 31, 2002.”

Each Borrower hereby ratifies and reaffirms each of the Loan Documents and all of such Borrower’s covenants, duties and liabilities thereunder. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens (except as otherwise explicitly provided in the Loan Documents).

Except as otherwise expressly provided in this agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

This agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This agreement may be executed in any number of counterparts and by different parties to this agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this agreement.

The parties hereto have caused this agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

FLEET CAPITAL CORPORATION (“Agent” and a “Lender”)

By:

Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC. (“Lender”)

By:

Title:

Accepted and agreed to:

THE ROWE COMPANIES
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible

[Signatures continued on following page]

ROWE DIVERSIFIED, INC.
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible

HOME ELEMENTS, INC.
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible

ROWE FURNITURE WOOD PRODUCTS, INC.
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible

ROWE PROPERTIES, INC.
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible

STOREHOUSE, INC.
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible

[Signatures continued on following page]

ROWE FURNITURE, INC.
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible

THE MITCHELL GOLD CO.
ATTEST:	(“Borrower”)

/s/ Illegible	By:	/s/ Illegible
Secretary/Assistant Secretary
[CORPORATE SEAL]		Title:	Illegible